Exhibit 10.6

WAIVER EXTENSION
OF REQUIRED LENDERS AND ADMINISTRATIVE AGENT

THIS WAIVER EXTENSION OF REQUIRED LENDERS AND ADMINISTRATIVE AGENT (this “Waiver”), dated as of August 28, 2015, is executed and delivered by the Administrative Agent, each of the Lender signatories hereto (collectively, the “Required Lenders”), Campus Crest Communities Operating Partnership, LP, a Delaware limited partnership (the “Borrower”), Campus Crest Communities, Inc., a Maryland corporation (the “Parent Guarantor”) and the entities listed on the signature pages hereof as the subsidiary guarantors (together with any Additional Guarantors (as defined in the Credit Agreement (as hereinafter defined)) acceding thereto pursuant to Section 5.01(j) or 7.05 of the Credit Agreement, as amended hereby, the “Subsidiary Guarantors” and, together with the Parent Guarantor, the “Guarantors”) in connection with and pursuant to that certain Second Amended and Restated Credit Agreement dated as of January 8, 2013 (the “Original Credit Agreement”), as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of February 22, 2013 (the “First Amendment”) and by that Second Amendment to Second Amended and Restated Credit Agreement dated as of February 25, 2015 (the “Second Amendment”; and the Original Credit Agreement, as amended by the First Amendment and the Second Amendment and as further amended, amended and restated, supplemented and/or modified and in effect from time to time, the “Credit Agreement”; capitalized terms used herein but undefined shall have the respective meanings ascribed to them in the Credit Agreement or, if not therein defined, the respective meanings ascribed to them in the May 2015 Waiver (as defined below)) among the Borrower; the Parent Guarantor; the Subsidiary Guarantors; the banks, financial institutions and other institutional lenders listed on the signature pages thereof as the initial lenders (the “Initial Lenders”); the Swing Line Bank; Citibank, N.A. (“Citibank”), as the initial issuer of Letters of Credit (the “Initial Issuing Bank”); and Citibank, as administrative agent (together with any successor administrative agent appointed pursuant to Article VIII, the “Administrative Agent”) for the Lender Parties.

WITNESSETH:

WHEREAS, the Required Lenders hold more than fifty and 00/100 percent (50.00%) of the sum of (a) the aggregate unpaid principal amount of the Advances currently outstanding, (b) the aggregate Available Amount of all Letters of Credit currently outstanding, and (c) the aggregate Unused Revolving Credit Commitments currently in effect;

WHEREAS, the Administrative Agent, the Required Lenders, the Borrower and the Guarantors entered into that certain Waiver of Required Lenders and Administrative Agent dated as of May 15, 2015 (the “May 2015 Waiver”) whereby certain reporting deadlines under the Credit Agreement were extended as more particularly set forth therein and subject to the terms thereof (the “Extended Reporting Dates”); and

WHEREAS, pursuant to the request of the Parent Guarantor, the Required Lenders and the Administrative Agent hereby wish to grant to the Parent Guarantor a further extension of certain of the Extended Reporting Dates, on the terms and subject to the conditions described herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.          Notwithstanding anything to the contrary in the Credit Agreement or the May 2015 Waiver, the Required Lenders and the Administrative Agent hereby agree that, for purposes of the calendar quarter ending in June 2015, (a) the Borrower shall deliver quarterly financials for such quarter in accordance with Section 5.03(c) of the Credit Agreement not later than September 30, 2015, and (b) the Borrower shall deliver the quarterly Borrowing Base Certificate for such quarter in accordance with clause (i) of Section 5.03(d) of the Credit Agreement not later than September 30, 2015.

2.          In consideration of the waiver extension granted in Section 1 above, and notwithstanding any provision in the Credit Agreement to the contrary, the Borrower agrees as follows:

(a)         From and after the date of the execution and delivery of this Waiver by the Borrower (the “Execution Date”), until all Lenders otherwise agree, the Borrower will not request any Advance or any issuance of a Letter of Credit under Article II of the Credit Agreement; provided, however, that Letter of Credit Advances with respect to any Letters of Credit that have been issued and remain outstanding as of the Execution Date shall be permitted.

(b)        If on or prior to September 30, 2015 the Parent Guarantor (or a Subsidiary thereof) has not entered into a purchase agreement or a merger agreement setting forth the terms and conditions whereby all of the Equity Interests in the Parent Guarantor, or all or substantially all of the assets of the Parent Guarantor, would be sold (a “Sale Agreement”) pursuant to the proposed transaction disclosed by the Parent Guarantor during its earnings call held on July 16, 2015 (the “Proposed Sale Transaction”) to the purchaser (or a subsidiary thereof) with whom the Parent Guarantor has been discussing the Proposed Sale Transaction, or an alternative purchaser approved by the Board of Directors of the Parent Guarantor (in either case, the “Proposed Purchaser”), then commencing on September 30, 2015 and on the thirtieth (30th) day of each calendar month thereafter, the Borrower shall prepay an aggregate amount of the Term Loan, the Revolving Credit Advances comprising part of the same Borrowings, the Swing Line Advances and the Letter of Credit Advances in an aggregate amount equal to all of the Unrestricted Cash (as defined below), if any, of the Parent Guarantor and its Subsidiaries on such date. To the extent that the Unrestricted Cash of the Parent Guarantor and its Subsidiaries on such date exceeds the aggregate outstanding amount of the Term Loan, the Revolving Credit Advances, the Swing Line Advances and the Letter of Credit Advances, then the Borrower shall make a deposit into the L/C Cash Collateral Account in an amount equal to such excess. Amounts prepaid pursuant to this clause (b) shall be applied in accordance with Section 2.06(b)(iii) of the Loan Agreement and shall not be refundable once paid. The Borrower’s obligation to make such prepayments shall terminate on the date that a Sale Agreement is entered into by the Parent Guarantor (or a Subsidiary of the Parent Guarantor) and the Proposed Purchaser in connection with the Proposed Sale Transaction. For purposes hereof, “Unrestricted Cash” means, on any date of determination, the difference (if positive) of (i) Cash and Cash Equivalents that are not on such date subject to any pledge, lien or control agreement, less the (ii) the sum of (x) $15,000,000 and (y) amounts that as of such date have been placed with third parties as deposits or security for contractual obligations.

(c)        If on or prior to November 15, 2015 the Parent Guarantor (or a Subsidiary thereof) has not entered into a Sale Agreement, then the Borrower and the Parent Guarantor will provide (or cause to be provided) on such date to the Administrative Agent, for the benefit of the Lender Parties, first priority perfected security interests in the Equity Interests in each Subsidiary Guarantor to secure the Obligations of the Loan Parties under the Loan Documents, pursuant to pledge and security agreements in form and substance reasonably satisfactory to the Administrative Agent, together with opinions of counsel to the Loan Parties with respect to the enforceability of such pledge agreements and the perfection of the security interests created thereby, in each case form and substance reasonably satisfactory to the Administrative Agent.

3.          For the avoidance of doubt, the parties hereto confirm that the Relief Period (as defined in the Second Amendment) includes the Test Date occurring on September 30, 2015, notwithstanding that the financial reports with respect to such Test Date shall be delivered after such date pursuant to Section 5.03(c) of the Credit Agreement.

4.          The Borrower agrees that it shall pay to the Administrative Agent a waiver fee, due and payable on the earlier of (a) the date of closing of the Proposed Sale Transaction and (b) December 31, 2015, equal to 0.10% of the sum of the outstanding principal amount of the Advances, as of the date hereof, of those Lenders that have executed and delivered to the Administrative Agent a signature page to this Waiver, which fee shall be for the ratable benefit of such Lenders.

5.          This Waiver shall constitute one of the Loan Documents.

6.          Each Loan Party hereby represents and warrants that as of the date hereof and after giving effect to this Waiver, (x) the representations and warranties contained in each Loan Document are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date) and (y) to the best of its knowledge, no Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by the Loan Parties of this Waiver.

7.          Except as expressly and specifically provided in Section 1 above of this Waiver, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of the Initial Lenders, the Administrative Agent, Citibank or the Initial Issuing Bank under the Loan Documents, or any other documents, instruments or agreement executed and/or delivered in connection therewith.

8.          Each Loan Party acknowledges that, except as expressly and specifically provided in this Waiver, nothing herein shall be construed to waive any covenant (including financial) or other provision of the Loan Documents, or obligation of such Loan Party under any Loan Document.

9.          Each Loan Party hereby ratifies and confirms as of the date hereof that all of the terms, covenants, indemnifications and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect without change except as otherwise expressly waived by this Waiver.

10.        This Waiver shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

11.        This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart to this Waiver by facsimile, .pdf or other electronic means of communication shall be effective as delivery of a manually executed counterpart of this Waiver.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their duly authorized representatives, all as of the day and year first above written.

ADMINISTRATIVE AGENT:

CITIBANK, N.A.

By:	/s/ Michael Chlopak
Name: Michael Chlopak
Title: Vice President

REQUIRED LENDERS:

CITIBANK, N.A.

By:	/s/ Michael Chlopak
Name: Michael Chlopak
Title: Vice President

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BARCLAYS BANK PLC

By:	/s/ Luke Syme
Name: Luke Syme
Title: Assistant Vice President

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RAYMOND JAMES BANK, N.A.

By:	/s/ H. Fred Coble, Jr.
Name: H. Fred Coble, Jr.
Title: Senior Vice President

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ROYAL BANK OF CANADA

By:	/s/ Rina Kansagra
Name: Rina Kansagra
Title: Authorized Signatory

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BANK OF AMERICA, N.A.

By:	/s/ Kurt Mathison
Name: Kurt Mathison
Title: SVP

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BANK OF THE WEST,
a California banking corporation

By:	/s/ Jeffrey C. Jones
Name: Jeffrey C. Jones
Title: Managing Director

By:	/s/ Chuck Weerasooriya
Name: Chuck Weerasooriya
Title: Managing Director

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COMPASS BANK

By:	/s/ Brian Tuerff
Name: Brian Tuerff
Title: Senior Vice-President

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CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Kevin S. Christman
Name: Kevin S. Christman
Title: Senior Vice-President

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NATIONAL BANK OF ARIZONA,
a national banking association

By:	/s/ Mark Stebbings
Name: Mark Stebbings
Title: Executive Vice-President

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PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Andrew T. White
Name: Andrew T. White
Title: Senior Vice-President

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CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Diane Mullan-Cromwell
Name: Diane Mullan-Cromwell
Title: Senior Vice-President

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BORROWER:

CAMPUS CREST COMMUNITIES OPERATING
PARTNERSHIP, LP

By:	Campus Crest Communities GP, LLC,
Its General Partner

	By:	Campus Crest Communities, Inc.
Its Sole Member

By:	/s/ John Makuch
Name: John Makuch
Title: Chief Financial Officer

PARENT GUARANTOR:

CAMPUS CREST COMMUNITIES, INC.

By:	/s/ John Makuch
Name: John Makuch
Title: Chief Financial Officer

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SUBSIDIARY GUARANTORS:

CAMPUS CREST AT STEPHENVILLE, LP
CAMPUS CREST AT LUBBOCK, LP
CAMPUS CREST AT WACO, LP
CAMPUS CREST AT SAN MARCOS, LP
CAMPUS CREST AT ABILENE, LP
CAMPUS CREST AT NACOGDOCHES II, LP

By:	Campus Crest GP II, LLC
General Partner of each of the above limited partnerships

By:	Campus Crest Properties, LLC
Its Manager

By:	/s/ Aaron S. Halfacre
Name: Aaron S. Halfacre
Title: Manager

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CAMPUS CREST AT CHENEY, LLC
CAMPUS CREST AT TROY, LLC
CAMPUS CREST AT MURFREESBORO, LLC
CAMPUS CREST STEPHENVILLE LESSOR, LLC
CAMPUS CREST WACO LESSOR, LLC
CAMPUS CREST CHENEY LESSOR, LLC
CAMPUS CREST TROY LESSOR, LLC
CAMPUS CREST MURFREESBORO LESSOR, LLC
CAMPUS CREST AT MOBILE PHASE II, LLC
CAMPUS CREST AT MOBILE, LLC
CAMPUS CREST AT AMES, LLC
CAMPUS CREST AT FORT WAYNE, LLC
CAMPUS CREST AT MOSCOW, LLC
CAMPUS CREST AT VALDOSTA, LLC
CAMPUS CREST AT TOLEDO I, LLC
CAMPUS CREST AT FLAGSTAFF II, LLC
CAMPUS CREST AT AUBURN, LLC
CAMPUS CREST AT FLAGSTAFF, LLC
CAMPUS CREST AT MT. PLEASANT, LLC
CAMPUS CREST AT ORONO, LLC

By:	Campus Crest Properties, LLC
Manager of each of the above limited liability companies

By:	/s/ Aaron S. Halfacre
Name: Aaron S. Halfacre
Title: Manager

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CAMPUS CREST AT HUNTSVILLE I, LP

By:	Campus Crest at Huntsville I GP, LLC
Its General Partner

By:	Campus Crest Properties, LLC
Its Manager

By:	/s/ Aaron S. Halfacre
Name: Aaron S. Halfacre
Title: Manager

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COPPER BEECH TOWNHOME COMMUNITIES SEVENTEEN, LLC
COPPER BEECH TOWNHOME COMMUNITIES THIRTY FIVE, LLC
MCWHIRTER LIBERTY SQUARE, L.L.C.

By:	Copper Beech Townhome Communities, LLC
Manager of each of the above limited liability companies

By:	CB-Campus Crest, LLC
Its Manager

By:	Campus Crest Properties, LLC,
Its Manager

By:	/s/ Aaron S. Halfacre
Name: Aaron S. Halfacre
Title: Manager

COPPER BEECH TOWNHOME COMMUNITIES SIX, LLC

By:	Copper Beech Townhome Communities, LLC
Its Manager

By:	CB-Campus Crest PA, LLC
Its Manager

By:	Campus Crest Properties, LLC
Its Manager

By:	/s/ Aaron S. Halfacre
Name: Aaron S. Halfacre
Title: Manager